Securities and Exchange Commission

                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2002
                                                 ----------------
Lakeland Industries, Inc.
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(Exact name of registrant as specified in its charter)

Delaware                               0-15535                        13-3115216
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(State or other jurisdiction         (Commission              (IRS Employer of
      incorporation)                 File Number)            Identification No.)

711-2 Koehler Avenue, Ronkonkoma, NY  11779-7410
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   (Address of principal executive offices)

Registrant's telephone number, including area code (631) 981-9700
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         (Former name or former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          Items 304(a) (l) (i) and (iii) and Item 304(a) (2) Decision to change Accountants

          On October 15, 2002, the Registrant's Board of Directors dismissed Grant Thornton, LLP as its independent accountants for its fiscal year ending January 31, 2003.

          Items 304(a)(l)(ii) Prior Independent Accountant's Report

          Grant Thornton, LLP's report, as previously issued, on the Registrant's consolidated financial statements for either of the past two years did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

          Item 304(a)(1)(iii)

          The decision to change accountants was recommended and approved by the Registrant's Audit Committee.

         Items 304(a)(l)(iv) Disagreements with Accountants

          During the two most recent fiscal years and the subsequent interim periods through the date of termination (October 15, 2002), there were no disagreements with Grant Thornton, LLP, the Registrant's former independent accountants, on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Grant Thornton, LLP would have caused it to make reference in connection with its report to the subject matter of the disagreements.


          Item 304(a)(l)(v) Reportable Events

          During the two most recent fiscal years and the subsequent interim periods through October 15, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1) (V) ).

          Item 304(a) (3) Letter of Grant Thornton, LLP

          The Registrant has requested that Grant Thornton, LLP furnish it with a letter addressed to the Securities and Exchange Commission, which is attached as an Exhibit to this Form 8-K (or will be submitted to the Commission under separate cover) stating that Grant Thornton, LLP, agreed with the statements herein.

                                   SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.
                                            -------------------------
                                                  (Registrant)


      Date:       October 21, 2002          By:      /s/ Raymond J. Smith
                                                     ---------------------------
                                                     Raymond J. Smith
                                                     President and
                                                     Chairman of the Board


      Date:       October 21, 2002          By:      /s/ Christopher J. Ryan
                                                     ---------------------------
                                                     Christopher J. Ryan
                                                     Executive Vice President -
                                                     General Counsel and
                                                     Secretary